UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 19, 2019

ON Semiconductor Connectivity Solutions, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-37927	33-1127317
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o ON Semiconductor Corporation

5005 E. McDowell Road

Phoenix, Arizona 85008

(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code: (602) 244-5226

Quantenna Communications, Inc.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 Par Value	QTNA	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously disclosed in the Form 8-K filed June 19, 2019 by ON Semiconductor Connectivity Solutions, Inc. (f/k/a Quantenna Communications, Inc.) (the “Company”), the employment of each of Dr. Sam Heidari and Sean Sobers with the Company terminated effective as of June 19, 2019. In connection with such termination, each executive entered into a separation agreement with the Company, which provides that a portion of the aggregate amount of the cash severance and COBRA premiums that otherwise would have been paid to each executive on such termination pursuant to the executive’s change in control and severance agreement with the Company instead will be paid as a retention payment on completion of a specified period (90 days for Dr. Heidari and 30 days for Mr. Sobers) of consulting services to ON Semiconductor Corporation. Mr. Heidari’s separation agreement provides for the payment of one-third or two-thirds of the retention payment if he ceases to provide such consulting services after 30 or 60 days, respectively. Each separation agreement includes a release of claims against the Company.

The foregoing summary of the separation agreements does not purport to be complete and is qualified in its entirety by reference to the terms of Dr. Heidari’s and Mr. Sobers’s separation agreements, copies of which are attached hereto as Exhibit 10.1 and Exhibit 10.2, respectively, and are incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

10.1	Separation Agreement, dated June 19, 2019, by and between ON Semiconductor Connectivity Solutions, Inc. and Sam Heidari.

10.2	Separation Agreement, dated June 19, 2019, by and between ON Semiconductor Connectivity Solutions, Inc. and Sean Sobers.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ON SEMICONDUCTOR CONNECTIVITY SOLUTIONS, INC. (F/K/A QUANTENNA COMMUNICATIONS, INC.)

Date: June 20, 2019	By:	/s/ Bernard Gutmann
	Name:	Bernard Gutmann
	Title:	Chief Financial Officer